Exhibit 99.01

Stock Code: 688082	Short Name: ACMSH

ACM Research (Shanghai), Inc.

Record of Investor Relations Activity in March 2022

Category of investor relations activity	✓ Specific object research ✓ Analyst meeting ☐ Media interview ☐ Performance briefing ☐ Press conference ☐ Roadshow ✓ Site visit ✓ Others (Investor presentations)
Time	March 2022
Place	Online and Teleconference
Receptionists of the listed company	Chairman: HUI WANG Director and General Manager: JIAN WANG Person in Charge of Financial Matters: LISA YI LU FENG Board Secretary: MINGZHU LUO
Introduction to main contents of investor relations activity
I． Company Profile; Brief Reading of 2021 Annual Report; Specific Explanation of Relevant Events of the Controlling Shareholder ACMR

II. Q&A

1. The shipments of the furnace tube and electroplating equipment of the Company registered a notable increase in 2021. What do you think about the growth of these two kinds of equipment in 2022?
A: In February 2022, the Company announced that it received orders for 21 sets of electroplating copper equipment, including 10 sets of front-end ECP map equipment, slightly higher than that in 2021, i.e., 1/3. At present, the Company’s front-end plating copper equipment is growing at a relatively high speed, and is expected to achieve a higher growth rate throughout 2022. The furnace tube equipment had low sales in 2021, mainly 7 sets of demo equipment, and their revenue is expected to be recognized this year. Shipments of demo equipment, if any, may be delivered on repeated orders this year. In addition, the Company plans to launch two kinds of ALD furnace tube equipment this year. It will take one to one and a half years to recognize sales, but ALD equipment is a big growth point and is expected to take an over 1/2 market share.

2. What is the sales volume of single wafer equipment and wet bench equipment among the cleaning equipment sold by the Company in 2021? What do you think about the growth of these two kinds of equipment in 2022?
A: The Company did not open the specific sales volume of equipment to the public, and we cannot forecast their specific percentages now, but it’s expected that the sales volume of single wafer equipment still represents a larger percentage, while the wet bench equipment will achieve a larger growth rate.

3. The Company announced that it received an order for one set of demo equipment and one set of direct production equipment from an overseas major customer in December last year. How about the verification situation of the overseas major customer now?
A: The above-mentioned equipment is being produced. It’s expected that the first set of equipment will initiate verification in the first half of 2022, with the verification term being about 6-12 months.

4. The Company delivered some advanced packaging equipment in 2021. Which equipment is delivered?
A: In the advanced packaging field, we have gluing, degluing, developing, wet etching and cleaning products for sale, among which, the degluing, etching and cleaning equipment has relatively good sales. We hope that we will also have good performance in gluing and developing equipment, etc.

5. How about the progress of new products to be launched by the Company in the middle of 2022?
A: The first type of equipment will be launched in the middle of 2022, and has two potential customers at present; the second type of equipment is expected to be launched at the end of 2022 and has one potential customer at present, and will have more potential customers in future. The research and development for these two types of equipment is going well. Over the past three years, we have laid out the core technology patents for them and have made good preparations for their technology development.

6. What is the attitude of customers towards differentiated technologies? Will customers choose more mature products because they are worried about the technology maturity?
A: What customers focus on is the performance improvement the differentiated products can bring to them and whether the differentiated products can help them solve problems. Local Chinese customers have a positive attitude towards new technologies.

7. For personnel structure, are new products developed by a new team or do they share a team with old products?
A: At present, the team of cleaning and copper plating equipment has basically been independent, and the team of furnace tube equipment is on course to achieve independence. These two products are still in the transitional stage. They are equipped with independent research and development teams, but they still share some teams with old products, e.g., software development team and electronic control development team. With the increase in shipments of these two products, their personnel will achieve independence. What the Company pursues maximizes the efficiency of staffing.

8. The revenue in 2021 registered a notable increase. Will the research and development expenses rocket up if the revenue in 2022 maintains a growth rate same as 2021?
A: The research and development expenses will increase and the global selling expenses may also show an uptick. We prefer to sacrifice a small profit for the long-term interests of the Company, and invest these funds in our medium and long-term growth. Meanwhile, we also target that the Company can deliver good operating profits. In conclusion, we anticipate that the research and development expense ratio will represent around 17% of sales for the year.

9. International customers like SMIC would increase greatly this year. What is the main reason for a slight slowdown in exploration of South Korean customers?
A: Hynix’s factory expansion in Wuxi has basically completed. Now, the factory expansion plan is focusing on South Korea. We are also intensifying efforts to sell and launch products to South Korea’s local market. In addition to cleaning equipment, we are also considering launching the copper plating equipment. As a result, we will focus on the factories based in South Korea after we complete exploring the South Korea customers in China.

10. Have we encountered problems in procurement of core components? Whether the procurement cycle of conventional parts is prolonged? What do you think about the procurement problems of core components or the pressure of guaranteed delivery?
A: At present, we have not encountered any problems in procurement of core components. The procurement cycle of some conventional parts (such as plastic pipes) is prolonged, and we are looking for a second and third alternative suppliers. In addition, we have prepared to look for other parts suppliers, including South Korea parts suppliers. We are also exploring domestic suppliers, and will develop some alternative plans in response to long-term uncertainties in future. We will cooperate with suppliers both at home and abroad.

11. What is the main reason for a dramatic decrease in gross profit of advanced packaging wet equipment in 2021? How about 2022?
A: The main reason is the market competition. This year, the Company targets its comprehensive gross profit margin of 40%-45% by taking such measures as improving design, increasing the percentage of domestic parts, optimizing material costs and reducing department costs.

12. Some operating cash flows were negative in the Q4 of 2021. How does that reflect changes in inventories and procurement of supply chains in the Q4?
A: The reason is that a large amount of capital is used to purchase raw materials. We have prepared raw materials based on planned sales volume for 2022.

13. Is there any business connection between ACMSH of China and ACMR of the U.S.?
A: ACMR is the controlling shareholder of ACMSH and holds 82.5% of shares in ACMSH. The Company’s business is mainly conducted by ACMSH. ACMR is working to communicate with the accounting firm complying with the requirements of the SEC. This event will not have a direct impact on day-to-day operation of ACMSH.

14. The operation entity and important materials of ACMSH are based in China. If the auditor of ACMR is changed to an accounting firm in the U.S., will Chinese regulatory authorities prohibit transmitting information to the U.S.?
A: Among the examples in the market, there are precedents that the accounting firm engaged by the U.S. parent company audits its subsidiary in China. ACMSH engages in semiconductor equipment industry, with its data open and transparent to the world.

15. The regulatory authorities have indicated that they would strengthen communication last night. Has the Company sought to communicate with Chinese regulatory authorities to allow the American accounting firm to audit the Company in China? The controlling shareholder is listed on the U.S. stock market, while ACMSH is listed on the STAR Market. How will this listing structure affect the localization process in the context of production expansion of the domestic wafer plant?
A: The Company and the controlling shareholder will actively communicate with each other and cooperate with the CSRC and the SEC. The semiconductor equipment industry is a global industry, so its supply chains, customers and markets are all globalized. This listing structure not only enables the Company’s products to serve the domestic market, but also launches domestic excellent technology and equipment to the world and promotes global communication.

Encl.: List of Participants

Anbang Asset
Abrdn Private Fund Management
Allianz Securities Investment Trust Co., Ltd.
Essence Fund
Essence Securities Asset Management Co., Ltd.
Centennial Insurance Asset Management Co., Ltd.
Baiyi Capital
Baoying Fund Management Co., Ltd.
Pinpoint Asset Management Limited
Power Saijia Investment
Power Pacific
CQ Capital Management Co., Ltd.
Beijing Win Integrity Investment Management Co., Ltd.
Beijing Eastern Smart Rock Asset Management Co., Ltd.
Beijing HZPH Private Equity Fund Investment Management Co., Ltd.
Beijing Hengchang Hongde Asset Management Co., Ltd.
Beijing Hongcheng Capital Co., Ltd.
Beijing Suncapital Co., Ltd.
Beijing JY Capital Management Co., Ltd.
Beijing Jingxing Asset Management Co., Ltd.
Kendall Square Capital
Beijing Life Insurance Co., Ltd.
Beijing Stony Creek Capital Investment Co., Ltd.
Beijing Starock Investment Management Co., Ltd.
Beijing Faithful Value Investment Management Co., Ltd.
Beijing Yanhang Investment Management Co., Ltd.
Beijing Yinghui Asset Management Co., Ltd.
Beijing Zhongcai Longma Capital Investment Co., Ltd.
BXRF
BlackRock Fund
BlackRock Asset
BlackRock Asset Management North Asia Limited
APS (Shanghai) Asset Management Co., Ltd.
Green Court Capital
BODAO FUND
Bodu Investment
Bosera Fund Management Co., Ltd.
Powerway Investment
Boyi Investment
Boyuan Fund
Bohai Huijin Securities Asset Management Co., Ltd.
Bohai Life Insurance
Caitong Fund

Caitong Securities Asset Management Co., Ltd.
Ivy Capital
Dawn Petrel Asset Management
Chengsheng Investment
Chengtong Fund Management Co., Ltd.
Clarity Mind Investment
Chuangjin Hexin
Purekind Fund Management Co., Ltd.
Dacheng Fund Management Co., Ltd.
Dajia Asset Management Co., Ltd.
Springs Capital
Topsperity Securities Asset Management Co., Ltd.
D. E. Shaw Investment Management
First Capital Securities Co., Ltd.
Northeast Securities
Oriental Alpha Fund Management Co., Ltd.
Eastmoney Securities
Orient Securities Company Limited
China Orient Asset Management Co., Ltd.
Dongguan Rongguo Investment Management Co., Ltd.
Donghai Funds
Donghai Securities Co., Ltd.
Soochow Asset
Soochow Securities Co., Ltd.
Dongxing Securities
Dongxing Securities (Hong Kong) Asset Management Company Limited
East Asia Qianhai Securities Company Limited
Northeast Securities Asset Management
DH Fund Management Co., Ltd.
Fang Ying
Fangyuan Investment Management
Founder Fubon Fund Management Co., Ltd.
Founder Securities
Fengyan Investment Management (Zhejiang Free Trade Zone) Co., Ltd.
FENGJING FUND
Fujian Haoshan Asset Management Co., Ltd.
Fuanda Fund
Fullgoal Fund Management Co., Ltd.
Shanghai Gao Yi Asset Management Partnership (L.P.)
Gopher Asset Management Co., Ltd.
Green Fund Management Limited ICBC Wealth Management
ICBC Credit Suisse Asset Management Co., Ltd.
ICBC Asia

Granford (Beijing) Capital Management Co., Ltd.
Granford Capital Management Co., Ltd.
Everbright Pramerica Fund Management Co., Ltd.
Everbright Trust
Sun Life Everbright
Everbright Securities Company Limited
Everbright Asset Management
Everbright Securities Asset Management Co., Ltd.
Guangdong Fortune Sender Asset Management Co., Ltd.
Guangdong Haihui Huasheng Securities Investment Fund Management Co., Ltd.
Guangdong Cherami Sunon Securities Investment Management Co., Ltd.
Guangdong Spruce Evergreen Fund
GF FUNG MANAGEMENT
GF Securities Co., Ltd.
CGB Wealth Management
Guangzhou Jinyu Investment Co., Ltd.
Guofang Capital
Sealand Securities Co., Ltd.
Gfund Management Co., Ltd.
Sinolink Securities Co., Ltd.
Guojun Asset Management
China Development Bank Securities Co., Ltd.
CPIC FUND
Guolian Securities Asset Management
China Life AMP Asset Management
China Life Pension Company Limited
China Life Asset
China Life Asset Management
Guotai Asset Management Co., Ltd.
Guotai Junan Securities Co., Ltd.
Guotai Junan Securities Asset Management Co., Ltd.
UBS SDIC
Guosen H&S
Guosen Securities
Guosen Securities Co., Ltd.
Guosen Securities (HK)
Guoyuan Securities Company Limited
Cathay Securities Investment Trust
HFT Fund
Hainan Omnilux Private Equity Fund Management Center (Limited Partnership)
Hainan Times Win Win Private Fund Management Partnership (Limited Partnership
Hainan Tuopu Private Equity Fund Management Co., Ltd. - Tuopu Haiyue Growth Private Equity Securities Investment Master Fund
Hainan Zexing Private Equity Fund Management Co., Ltd.

Haitong Institutional and International Business Department
Haitong Research Institute
Haitong Securities Co., Ltd.
Haitong Securities Asset Management Co., Ltd.
Hanhe Capital
ZEAL ASSET MANAGEMENT
Hangzhou Honghua Investment Management Co., Ltd.
Hangzhou Huichuang Investment Management Co., Ltd.
Hangzhou Jingyou Investment Management Partnership (Limited Partnership)
Hangzhou Kaisheng Investment Management Co., Ltd.
Hangzhou Kaiyan Investment Management Company Limited
Hangzhou Wenyu Investment Management Co., Ltd.
TRIVEST ADVISORS
Hexu Zhiyuan Fund Management Co., Ltd.
Union Asset
Hezhi Asset
Hengsheng Qianhai
Focusbridge Investments Limited Co., Ltd.
Hengsheng Asset Management
HGNH International Securities
Hongshang Asset Management
Hony Capital
Hongta Securities Asset Management
Hongde Fund Management Co., Ltd.
Hongsheng Asset
SunCapital
Hua’an Financial Insurance Asset Management Co., Ltd.
Sinosafe Assets
Hwabao WP Fund
HWABAO TRUST
Fortune Sg Fund Management Co., Ltd.
Guizhou Huachuang Securities Broker Co., Ltd.
Huafu Fund Management Co., Ltd. Huarong Securities
Huarun Shenguotou Trust Co., Ltd.
China Resources Yuanda Fund Management Co., Ltd.
Huashan Capital
China Merchants Fund Management Co., Ltd.
Huatai-Pinebridge Fund
Huatai International Private Equity Fund
Huatai Securities Co., Ltd.
Huatai Securities Asset Management Co., Ltd.
China Wealth Management Co., Ltd.

China Asset Management Co., Ltd.
China Everwin Asset Management Co., Ltd.
Huaxia Wealth Management
China Future Capital Group Co., Ltd.
HSBC Jintrust Fund Management Company Limited
Amundi BOC Wealth Management Co., Ltd.
Huijin Asset
China Universal Asset Management Co., Ltd.
China Universal Asset Management (Hong Kong) Company Limited
Huisheng Fund Management Co., Ltd.
Jihua Investment
Bauer, Canada
JYAN ASSET MANAGEMENT
Harvest Wealth Management Co., Ltd.
Harvest Fund
Jiaxin Asset Management (Shanghai) Co., Ltd.
Construction Investment Asset Management
CCB Life Asset Management Co., Ltd.
CCB Fund
China Construction Bank Life Insurance Co., Ltd. Jiangmen Changying Investment Management Co., Ltd.
Jiangsu Winfast Investment Holding Group Co., Ltd.
Jiangxi Bide Mingqi Asset Management Co., Ltd.
BOCOM Wealth Management
Bank of Communications Schroder Fund Management
Golden Eagle Asset Management Co., Ltd.
Jinxinyuan (Shanghai) Investment Management Co., Ltd.
JINGAN ASSET MANAGEMENT
Greenwoods Asset Management Co., Ltd.
Invesco Great Wall Fund
JD CAPITAL
Nine Thai Fund Management Co., Ltd.
Jiupeng Investment Management Co., Ltd.
Julu Investment
GR Asset
JM CAPITAL
KF Fund
Kaifuli Capital
V. Stone Fund Co., Ltd.
Kaisibo Fund
LAKEFRONT
Smilestone Asset
LIZHEN CAPITAL
Ledger Capital

Liaoning Huabang Investment Co., Ltd.
Linghui Strategic Investment
Lingren Asset
EVERLEAD CAPITAL
Neuberger Berman
Minsheng Royal Fund
Minsheng Tonghui Asset Management
China Minsheng Trust
Mingyu Asset
River Fund
Mingshi Partner Fund
Morgan Stanley Huaxin Funds
Southern Asset Management Co., Ltd.
Nanhua Fund Co., Ltd. Nanjing Securities Co., Ltd.
Bank of Nanjing Financial Management
Ningbo Huanfang Quantitative Investment Management Partnership (Limited Partnership)-SH
ABC-CA Fund
ABC Life Insurance
Lion Fund
Panjing Investment
PH CAPITAL
Penghua Fund Management Co., Ltd.
PingAn Dahua
PINGAN FUND
Industry Research Center of Electronic Information and Intelligent Manufacturing Finance Division of PingAn Bank PingAn Securities
Ping’an Innovation Capital Co., Ltd.
Pingan Asset Management Co., Ltd.
XA SPDB Investment Managers Co., Ltd.
CloudAlpha Capital Management Limited
Qianhe Capital
Qianhai Chengshi Capital for Lianfeng Private Equity Fund
First Seafront Fund
Qianhai Alliance
Qianhai Life Insurance Co., Ltd.
Qingdao Xingyuan Investment Management Co., Ltd.
Qingdao AVIC Saiwei Investment Co., Ltd.
Qingfund Asset
Chaser Asset Management
Qunyi Securities Investment Trust Co., Ltd.
China Life Pension
China Life Asset Management

REN BRIDGE
Shanghai Richen Asset Management Co., Ltd.
Rongtong Fund Management Co., Ltd.
WINFASAT Investment
UBS Asset Management (China) Co., Ltd.
Rising Fund Management Co., Ltd.
Royal Investment Management
Ruiyi Investment
Foresight Fund
CDH Investments
Cephei Capital Management (Hong Kong) Limited
Runze Capital
Sumitomo Mitsui DS Asset Management Limited
Shanhe Investment
Shanxi Securities
Shanghai Baihang Investment Co., Ltd.
Shanghai Baoyin Investment Consulting Co., Ltd.
Shanghai Zen Dragon Capital Management Co., Ltd.
Shanghai Zen Dragon Capital Management Co., Ltd.
Shanghai Chensheng Assets Management Co., Ltd.
Shanghai CRASSETS Investment Management Co., Ltd.
Shanghai Cheng’an Asset Management Co., Ltd.
Shanghai Fangyu Investment
Perseverance Asset Management (Limited Partnership)
Shanghai Gongpin Asset Management Co., Ltd.
Shanghai International Trust Co., Ltd.
Shanghai Hantan Capital Management Co., Ltd.
Shanghai HeXi Youfang Investing Co., Ltd.
Shanghai Trend Capital Management Co., Ltd.
Shanghai Chaos Investment Group Co., Ltd.
Shanghai Jinen Investment Co., Ltd.
Shanghai Genius Investment Management Co., Ltd.
Shanghai Greenwoods Asset Management Co., Ltd.
Shanghai Jingling Investment
Shanghai Jiuyin Investment
Shanghai Jiupeng Asset Management Center (Limited Partnership)
Shanghai Military Civil Integration Industry Equity Investment Fund
Shanghai KS Equity Investment Fund Management Co., Ltd. - KSZG Private Securities Investment Fund
Shanghai Liuren Asset Management Co., Ltd.
Shanghai Mingyu Asset Management Co., Ltd.
Shanghai Ningquan Asset Management Co., Ltd.
Shanghai Panjing Investment Management Center (Limited Partnership)
Shanghai Panyao Asset Management Co., Ltd.

Shanghai Pudong Development Bank Co., Ltd.
Shanghai Qinmu Asset Management Partnership (Limited Partnership)
Shanghai Autumn Light Asset Management Co., Ltd.
Shanghai Quanxi Investment Management Co., Ltd.
Shanghai Senjin Investment Management Co., Ltd.
SWS Research
SWS RESEARCH CO., LTD
Shanghai Sharewin Equity Fund Management Co., Ltd.
Shanghai Megatrust Investment Management Co., Ltd.
Shanghai T.Y.D. Investment Management Co., Ltd.
Shanghai Tongben Investment Management Center (Limited Partnership)
Shanghai Sunsource Investment Management Co., Ltd.
Shanghai Tongxiao Investment Development Center (Limited Partnership)
Shanghai Wosheng Asset Management Co., Ltd.
Shanghai Xitai Investment Management Co., Ltd.
Shanghai Xianrenzhang Asset Management Partnership (Limited Partnership)
Shanghai Xinke Investment Management Co., Ltd.
Shanghai Yanniu Investment Management Co., Ltd.
Shanghai YiDe Assets Management Co., Ltd.
Shanghai Yi Zheng Lang Investment Management Co., Ltd.
Shanghai Yijinghui Asset Management Co., Ltd.
Shanghai Silver Leaf Investment Co., Ltd.
Shanghai Yude Capital Management Center (Limited Partnership)
Shanghai Zhaowan Asset Management Co., Ltd.
Shanghai Zhihe Investment Management Co., Ltd.
Shanghai China Capital Investment Co., Ltd.
Shanghai Zige Investment Management Co., Ltd.
China International Fund Management Co., Ltd.
BOSC ASSET
Shenwan Hongyuan Securities
Shenwan Hongyuan Asset Management
Shenzhen Dahao Holding Co., Ltd.
Rising Jinbo Investment Management Co., Ltd.
KingTower Asset Management
Eternale Assets Management Co., Ltd.
Shenzhen Qianhai Guhe Asset Management Co., Ltd.
ShenZhen QianHai WuYou Equity Investment Fund Management Co., Ltd.
Shenzhen Qianhai Yunxi Fund Management Co. Ltd.
Shenzhen Qingshuiyuan Investment Management Co., Ltd.
Shenzhen Red Pomegranate Investment Management Co., Ltd.
Shenzhen Jinyou Chuangzhi Asset Management Co., Ltd.
Shenzhen JM Capital Co., Ltd.
Shenzhen Kaifeng Investment Management Co., Ltd.
LEADINGHORSE CAPITAL MANAGEMENT CO., LTD.

Shenzhen Mingda Capital Management Co., Ltd.
Pingrock Assets Management Limited
Shenzhen Qianhai Dengcheng Asset Management Co., Ltd.
Shenzhen Shangcheng Asset Management Co., Ltd.
Shenzhen Taishi Investment Management Co., Ltd.
Shenzhen Weide Investment Management Co., Ltd.
Batach-Sophia Partners Asset Management Co. Ltd.
Shenzhen Wangzheng Asset Management Co., Ltd.
Shenzhen Wukong Investment Management Co., Ltd.
Shenzhen Yuanwang Asset
Shenzhen Zhaotu Investment
Shenzhen Zhengfeng Asset Management Co., Ltd.
Shen Zhi Asset
Sino Life Asset Management Co., Ltd.
Sensegain Asset Management
Shibei Investment Management (Beijing) Co., Ltd.
Mega Trust
Investment Department of Century Securities
Private Equity Gongchang Siyuan No. 1 Securities Investment Fund
Suzhou Longyuan Investment Management Co., Ltd.
China Pacific Asset Insurance Company
Tiapin Fund
CIPC Asset Management
China Pacific Asset Management Co., Ltd.
Taiping Pension
Taiping Asset Management Co., Ltd.
Manualife Teda
Taikang Pension Insurance Co., Ltd.
Taikang Asset Management (Hong Kong) Co., Ltd.
Taikang Asset Management Co., Ltd.
Taixin Fund
Tanyi
Tiancheng Holding
Tianchong Capital Management Co., Ltd.
TIANFENG SECURITIES CO., LTD.
Tianhong Innovation Assets Management Co., Ltd.
Tianhui Investment
China Nature Asset Management Co., Ltd.
Tongben Investment
Tongjiao Investment
Wanjia Asset
Wangye Enterprise
Upright Asset
Wellington Investment Management International Limited

Western Leadbank Fund Management Company Limited
Western Securities
Tibet Dongcai Fund Management Co., Ltd.
Tibet Trust
Tibet Yuancheng Investment Management Co., Ltd.
Xitai Investment
Xiniu Investment Management (Beijing) Co., Ltd.
U Capital
HSBC Global Asset Management (Hong Kong) Limited
Core Pacific - Yamaichi
Xiaohaitun Investment Co., Ltd.
SUNON Investment Management co., Ltd.
New China Fund Management Co., Ltd.
New China Asset Management (Hong Kong) Ltd.
New China Asset Management
New Power Capital Investment Co., Ltd.
Xinyuan Fund Management Co., Ltd.
Xincheng Fund
Xinda Aoyin Fund
Xinda Securities
Cornerstone
Xinghe Fund Management Co., Ltd.
Industrial Fund Management Co., Ltd.
Industrial Bank Co., Ltd.
Industrial Bank Co., Ltd. Wealth Management Subsidiary
Industrial Securities Co., Ltd.
CIB Wealth Management
Xingyin Capital Co., Ltd.
Industrial Securities International (Asset Management)
Industrial Securities Asset Management Co., Ltd.
Symbol Investment
Xunchang Investment
Fine Jade Capital
Asia-Pacific Property & Casualty Insurance
Sunlight Asset Management Co., Ltd.
Nomura Overseas Investment Fund Management (Shanghai) Co., Ltd.
Nomura Asset Investment Shanghai
E Fund
Yi Zheng Lang Investment
Yimin Fund Management Co., Ltd.
Galaxy Asset Management Co., Ltd.
Yinhua Fund Management Co., Ltd.
Ginkgo Clobal
Yingda Insurance Asset Management Co., Ltd.

Yingda Securities
Yingda Assets
Infore Capital
Yongan Guofu Asset Management Co., Ltd.
Maxwealth Fund Management Company Limited
Yougu Asset Management (Shenzhen) Co., Ltd.
Yourong Asset
AIA Asset Management
Yujin Investment
Yude Capital
Yuanhao investment
Point Asset
Yongfeng Fund Management Co., Ltd.
Yuancheng Investment
Longrising Asset
Greatwall Fund
Greatwall Life
Changjian Investment
Changjiang Machinery
Changjiang Pension Insurance
Changjiang Securities
Changjiang Securities (Shanghai) Asset Management Co., Ltd.
Changsheng Fund Management Co., Ltd.
Changxin Fund
China Merchants Fund Management Co., Ltd.
China Merchants Securities Co., Ltd.
China Merchants Bank Wealth Management Co., Ltd.
Zhejiang Jiuzhang Asset Management Co., Ltd.
Zhejiang Kaidu Investment Management Co., Ltd.
Zhejiang Yingrui Investment Management Co., Ltd.
Zhejiang Zheshang Securities Asset Management Co., Ltd.
Zhejiang Zhognwei Asset Management Co., Ltd.
Zheshang Fund
Securities Investment Department of Zheshang Securities
Loyal Valley Capital
Zhengyi Asset
Trustbridge Capital
Zhicheng Haiwei Private Equity Fund
Zhongdianke Investment Holding Co., Ltd.
China International Capital Corporation Limited
China Minsheng Bank
China Life Pension Company Limited
China Life Asset Management Company Limited
Bank of China

Zhonghai Fund Management Co., Ltd.
AVIC Fund Management Co., Ltd.
AVIC Securities Co., Ltd.
China Unified Insurance
Zhonghuan Investment
Bank of Beijing Scotiabank Asset Management Co., Ltd.
China Kewo Soil Fund Management Co., Ltd.
Zhong Ou Fund
Zhongrong Fund
Zhongrong Fund Management Co., Ltd.
Zhognrong Trust - Rosefinch 12
ZHONGTAI SECURITIES
Zhongtai Asset Management
Zhongtian Securities Co., Ltd.
China Fortune-Tech Equity Investment Management (Shanghai) Co., Ltd.
CITIC-PRUDENTIAL Fund Management Company Ltd.
CITICPE
China Securities Co., Ltd.
CITIC Futures
CITIC Securities Co., Ltd.
GENERALI CHINA
BOC International
BOC International Asset Management
Bank of China Investment Management
BOC Samsung Life Insurance Co., Ltd.
China Post and Capital Fund Management Co., Ltd.
China Post Fund Management Co., Ltd.
China Re Asset
China Re Asset (Hong Kong)
China Bond Insurance Co., Ltd.
Chongqing Trust
Chongyang Investment
Chongyang Investment Co., Ltd.
Rosefinch Fund Management Co., Ltd.
APS ASSET MANAGEMENT PTE LTD
Balance Investment Corp
BRILLIANCE - BRILLIANT PARTNERS FUND LP
CITIC SECURITIES COMPANY LIMITED
Coreview Capital
CSOP Asset Management Limited
Discovering Investment
EARNEST Partners
Elephas Investment
EverestGrowth

Green Court Capital
GreenCourtCapital
GREENWOODS ASSET
JK Capital Management Ltd.
JpMorgan Asset Management (China) Limited
LyGH
MatthewsAisia
Neuberger Berman Singapore Pte.Limited
Nomura Securities
Oxbow Capital
PinPoint Group
Power Corporation of Canada
Power Pacific Coporation Limited
Prime capital
Prudence Investment Management (HK) Ltd
RS
Schroders
Strategic Vision Investment
Sumitomo Group
SVI Private Fund
TAIKANG ASSET MANAGEMENT (HONG KONG) COMPANY LIMITED
Tiger Pacific Capital
TIGER PACIFIC CAPITAL, LP
UBS
Yuanhao Greater China Fund
ZY Investment

*          *          *

The following information is provided in connection with the furnishing of the above Record of March 2022 Investor Relation Activity of ACM Research (Shanghai), Inc. (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Forward-Looking Statements

Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following, any of which could be exacerbated even further by the continuing COVID-19 outbreak in China and globally: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMS’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, currency fluctuations, political instability and war may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.